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                                                                    Exhibit 24.1


                YORK INTERNATIONAL CORPORATION POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of York International Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint Jane G. Davis and C. David Myers, or any of them acting singly or jointly, the true and lawful agents and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, or any of them, to sign for the undersigned and in their respective names, as directors and as officers of the Company, the Post-Effective Amendment to the Registration Statement of the Company on Form S-8 or other appropriate form (and any pre-effective or post-effective amendments or supplements to such Registration Statement), to be filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission relating to the Common Stock to be issued by the Company in connection with the Company's Amended and Restated Amended and Restated 1992 Omnibus Stock Plan.


Name and Capacity:                                           Date:

/s/ Michael R. Young                                         October 17, 2002
Michael R. Young President and Chief Executive
Officer and Director

/s/ C. David Myers                                           October 17, 2002
C. David Myers, Vice President and Chief
Financial Officer

/s/ David R. Heck                                            October 17, 2002
David R. Heck, Controller

/s/ Gerald C. McDonough                                      October 17, 2002
Gerald C. McDonough, Chairman

/s/ W. Michael Clevy                                         October 17, 2002
W. Michael Clevy, Director

/s/ Malcolm W. Gambill                                       October 17, 2002
Malcolm W. Gambill, Director

/s/ J. Roderick Heller                                       October 17, 2002
J. Roderick Heller, III, Director

/s/ Robert F. B. Logan                                       October 17, 2002
Robert F. B. Logan, Director

/s/ Paul J. Powers                                           October 17, 2002
Paul J. Powers, Director

/s/ Donald M. Roberts                                        October 17, 2002
Donald M. Roberts, Director

/s/ James A. Urry                                            October 17, 2002
James A. Urry, Director


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